                                                                 Exhibit 10.47.1


-----------------------------------------------------------------------------------------------------------------------
LESSOR     NTFC CAPITAL CORPORATION OR ITS          Supplier: NORTEL NETWORKS
           AFFILIATE, SUCCESSOR OR ASSIGN                                                 MASTER LEASE AGREEMENT
-----------------------------------------------------------------------------------------------------------------------
LESSEE     ITC/\ DELTACOM COMMUNICATIONS, INC., AN ALABAMA CORPORATION           CONTACT    Doug Shumate
           AND INTERSTATE FIBERNET, INC., A DELAWARE CORPORATION (EACH
           A "LESSEE")                                                          TITLE

-----------------------------------------------------------------------------------------------------------------------
ADDRESS                                  TELEPHONE NUMBER       FACSIMILE NUMBER         MASTER LEASE AGREEMENT NO.
1791 O.G. Skinner Drive

-----------------------------------------------------------------------------------------------------------------------
CITY           COUNTY/PROVINCE     STATE/COUNTRY      ZIP CODE    CORPORATION   PROPRIETORSHIP   PARTNERSHIP    OTHER
West Point                         Georgia            31833
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

   TERMS AND CONDITIONS (THE FOLLOWING 9 PAGES, THE DEFINITIONS ANNEX AND THE
          FINANCIAL COVENANTS AND REPORTING REQUIREMENTS ANNEX CONTAIN
          TERMS AND CONDITIONS WHICH ARE ALSO A PART OF THIS AGREEMENT)


1. LEASE: Subject to the terms of this Agreement, from the Closing Date to December 29, 2001, Lessor shall purchase and lease to Lessee certain telecommunications optical and switching equipment along with any related equipment, software, and installation and other services ("EQUIPMENT") described in any Equipment Schedule ("SCHEDULE") executed from time to time by Lessor and a Lessee that makes reference to this Master Lease Agreement ("AGREEMENT") up to a maximum aggregate purchase price of forty million dollars ($40,000,000). There will only be one Lessee for any given Schedule and any given item of Equipment or Software. This Agreement shall be incorporated into each Schedule. When computer programs and related documentation are furnished with the Equipment, and a non-exclusive license and/or sublicense (collectively, "SOFTWARE") is granted to Lessee in an agreement with the Suppliers identified on a Schedule, Lessor, to the extent permitted, grants Lessee a similar non-exclusive sublicense to use the Software only in conjunction with the Equipment for so long as the Equipment is leased hereunder (collectively, the Purchase Agreement dated effective as of November 8, 2000 (the "Purchase Agreement") by and between Nortel Networks and Lessee and any other Supplier document, agreement or arrangement for Software or Equipment, "Supplier Agreements"). The Equipment and Software include, but are not limited to, all leased additions, attachments and accessions thereto that are leased hereunder and all replacements thereof (collectively, "SYSTEM"). Any reference to "LEASE" shall mean with respect to each System, this Agreement, a Schedule, an Acceptance Certificate, any riders, amendments and addenda thereto including the Financial Covenant and Reporting Requirements Annex and the Definitions Annex, both of which are attached hereto and made a part hereof, and any other documents as may from time to time be made a part thereof. Terms not defined herein shall have the meanings set out in any Schedule.

2. PRICE OF SYSTEM: The "PRICE" of each System shall be as set forth in the Schedule, and shall exclude all other costs, including sales or other taxes included in the Supplier Agreement as part of the purchase price, unless approved by Lessor. All Systems must be obtained from the Supplier or provided through its approved OEM arrangement, including its Subsidiaries and Affiliates, and other Suppliers approved by Lessor. The amount of the Price attributable to freight, installation, maintenance and other services subject to a Lease shall not exceed an amount equal to twenty percent (20%) of the Price relative to the Lease.

Lessee shall pay all reasonable fees, charges and expenses of Lessor (including, without limitation, the reasonable fees, charges and expenses of Lessor's counsel) arising in connection with the structuring of this Agreement and all Leases contemplated herein and in connection with the negotiation, drafting, preparation, execution and/or delivery of this Agreement and any Schedules and all related documents regardless of the commencement of any Lease; provided however, if this Agreement or any Lease is not consummated by Lessor other than as a result of Lessee's failure to satisfy all conditions precedent, Lessor shall bear the associated costs. Lessee shall also pay all closing costs including reasonable legal fees and charges, as well as stamp or other recording costs and related taxes or charges, filing fees, costs and expenses of Lessor. Such fees, charges and expenses contemplated in this paragraph shall not exceed fifty thousand dollars ($50,000).

3. CONDITIONS PRECEDENT TO CLOSING: The "CLOSING DATE" is the date falling on or before December 31, 2000 upon which all of the following conditions precedent are met to Lessor's reasonable satisfaction or waived by Lessor:

         (a) Lessee and Lessor shall have executed this Agreement and other documentation contemplated herein.

         (b) Lessor shall have received a copy of the detailed consolidated business plan of ITC/\DeltaCom, Inc. and its Subsidiaries certified as being true and complete in form satisfactory to Lessor.

         (c) Lessor shall have received a certificate of Lessee in form and substance satisfactory to Lessor and signed by a responsible officer of Lessee, attaching (where appropriate) and certifying as true and complete (i) copies of the organizational documents of Lessee (ii) copies of board minutes showing that all action taken by Lessee relative to this Agreement, and the other Lease Documents have been duly authorized, and (iii) the names, true signatures and incumbency of the responsible officers of Lessee authorized to execute and deliver this Agreement, any Schedule and the other Lease Documents.

         (d) Lessor shall have received from Lessee a certificate certifying that (i) all representations and warranties set out in Section 13 are true and correct as at the date of such certificate, (ii) there has not been any material adverse change in Lessee's business, operations, financial condition, or prospects since September 30, 2000, and (iii) no Event of Default or event which, with the giving of notice or passage of time or both would constitute an Event of Default, has occurred or is continuing.

         (e) Lessee shall execute and deliver to Lessor any UCC financing statements reasonably requested by Lessor.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         (f) Lessor shall have received certificates of insurance as required by
Section 16.

         (g) Lessor shall have received an opinion of counsel in Alabama and Delaware with respect to such matters as Lessor may request and an opinion of counsel which confirms that Lessee has all licenses and permits necessary for Lessee to carry on its business in the jurisdictions of its major operations.

         (h) Acknowledgment, Consent, and Waiver/Release Agreement is in form and substance satisfactory to Lessor.

         (i) Landlord's waiver is in form and substance satisfactory to Lessor.

         (j) Lessee shall deliver to Lessor executed Supplier Agreements and all documents, agreements and arrangements between Lessor and any Supplier shall be in form and substance satisfactory to Lessor.

         (k) Lessor shall have received all other documents, instruments, certifications, reports, and proceedings which Lessor shall reasonably request and have completed due diligence satisfactory to Lessor.

         All of the foregoing shall be in a form and substance satisfactory to Lessor and its counsel.

4. CONDITIONS PRECEDENT TO EACH LEASE: The following conditions must be met to Lessor's satisfaction prior to Lessor's purchase and lease of any Equipment and sublicense of any Software pursuant to a Lease:

         (a) Lessee shall have executed and delivered to Lessor a fully executed Schedule and an Acceptance Certificate with respect to such Schedule no later than one year from the Closing Date.

         (b) Lessor shall have received from Lessee a certificate certifying (i) all matters certified in the certificate delivered pursuant to Section 3(c) remain true and correct and all agreements and documents attached thereto remain true and complete copies; (ii) all representations and warranties set out in
Section 13 are true and correct in all material respects as at the date of such certificate; (iii) no Event of Default or event which, with the giving of notice or passage of time or both, would constitute an Event of Default has occurred or is continuing; and (iv) compliance with the Financial Covenants and Reporting Requirements Annex (and attaching to such certificate evidence of such compliance).

         (c) Lessor, in its reasonable opinion shall determine that there has not been a material adverse change in Lessee's business, operations, financial condition, or prospects since the date specified in Section 3(d).

         (d) No Event of Default or event which, with the giving of notice or passage of time or both would constitute an Event of Default shall have occurred and be continuing under any Lease.

         (e) Lessor shall have received an opinion of counsel from Lessee's counsel as to the perfection of Lessor's security interest in the equipment in each of the jurisdictions in which it is to be located as well as the jurisdictions of incorporation of the respective Lessee.

         (f) Lessor shall have received an opinion of counsel in Alabama and Delaware with respect to such matters as Lessor may request and an opinion of counsel which confirms that Lessee has all licenses and permits necessary for Lessee to carry on its business in the jurisdictions of its major operations; provided however, that for the first funding under the first Leases, Lessee shall deliver to Lessor within ten (10) days of the Closing Date an executed copy of the legal opinion of J. Thomas Mullis, Esq. , as General Counsel to the Lessees or of regulatory counsel acceptable to Lessor, that as of the Closing Date, "To [my/our] knowledge and belief, after due inquiry, each of Interstate FiberNet, Inc. and ITC/\DeltaCom Communications, Inc., have obtained all telecommunications permits and authorizations required by federal law and the law of each state in which Interstate FiberNet, Inc. and ITC/\DeltaCom Communications, Inc. operates its business, except where the failure to obtain or maintain such permits or authorizations would not reasonably be expected to have a Material Adverse Effect (as defined in the Master Lease Agreement dated December ___, 2000, among each of Interstate FiberNet, Inc. and ITC/\DeltaCom Communications, Inc., as Lessees, and NTFC Capital Corporation, as Lessor)."

         (g) Landlord's waiver in form and substance satisfactory to Lessor if Equipment is to be delivered and installed in locations in respect of which a Landlord's waiver has not previously been delivered to Lessor hereunder.

         (h) Lessor shall receive UCC financing statements, insurance certificates, secretary certificates and all other documents, instruments, certifications, reports, and proceedings which Lessor shall reasonably request; provided however, that for the first funding under the first Leases, Lessee shall deliver to Lessor (or its designated representative) within five (5) days of the Closing Date executed copies of all of the Financing Statements (as defined in the legal opinion of Hogan & Hartson, Lessee's special counsel, dated the Closing Date, and addressed to Lessor).

         (i) Lessee shall deliver to Lessor executed Supplier Agreements (to the extent not previously delivered) and all documents, agreements and arrangements between Lessor and any Supplier shall be in form and substance satisfactory to Lessor.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         (i) Lessee represents, warrants and covenants that (i) the Leases are Capitalized Leases (as defined in the Senior Credit Agreement and for purposes of Section 5.02(b)(iii) of the Senior Credit Agreement), (ii) Lessee has not, and by this Schedule will not, exceed the requirements of Section 5.02(b)(iii) of the Senior Credit Agreement.

         (j) Lessee shall deliver to Lessor an accountant certification that the Leases qualify as Capitalized Leases (as defined in the Senior Credit Agreement and for purposes of Section 5.02(b)(iii) of the Senior Credit Agreement).

All of the foregoing shall in form and substance be reasonably satisfactory to Lessor and its counsel.

5. ASSIGNMENTS BY LESSEE: Upon Lessee's execution of a Schedule relative to a Lease, Lessee assigns to Lessor its rights to receive title and to exercise all warranties with respect to the Equipment and any non-exclusive sublicense to use the Software described in the Supplier Agreement but no other right thereunder. In consideration of such an assignment and subject to the terms and conditions herein, Lessor agrees to pay to the Supplier the Price for the System set forth in the Schedule, but not to perform any other obligation under the Supplier Agreement. Unless Lessee exercises its Purchase Option as set forth in the applicable Schedule, Lessee hereby assigns to Lessor all of Lessee's then-remaining rights pursuant to the applicable Supplier Agreement effective upon the termination or expiration of the Term (as set forth in the applicable Schedule) for any reason.

6. TERM: If all other conditions precedent to a Lease have been met, the Term for the System described on each Schedule shall commence on the date Lessee accepts the System as set forth in an Acceptance Certificate ("COMMENCEMENT DATE"), and continue for sixty (60) whole months ("TERM"), the first such full month commencing on the fifteenth day of the month following the Commencement Date. Lessee shall, by giving written notice to Lessor not less than one hundred twenty (120) days prior to the expiration date of the Term (the "NOTIFICATION DATE"), elect to (a) purchase all the Equipment from Lessor for one dollar ($1.00) (the "PURCHASE OPTION"), or (b) return all the Equipment to Lessor in good condition and working order as contemplated under the Lease Documents (the "RETURN OPTION"). At least fifteen (15) days but not more than thirty (30) days prior to the Notification Date, Lessor shall give Lessee written notice reminding Lessee of the existence of the preceding Lease provision.

7. RENT, PAYMENT, APPLICATION OF FEE, LATE CHARGES, AND PREPAYMENT: The Rent set forth in a Schedule is determined by multiplying the Lease Rate Factor set forth in the Schedule by the Price set forth in the Schedule. The Lease Rate Factor for a Schedule shall be calculated by applying an interest rate to the amount funded under a Schedule. The interest rate will be determined by adding 400 basis points to the published yield on Five (5) Year Constant Maturity United States Treasury Notes as reported in Federal Reserve Statistical Release H.15(519) ("TREASURY YIELD"), as published by the Board of Governors of the Federal Reserve System, or any successor publication by the Board of Governors of the Federal Reserve System, three (3) business days prior to the Commencement Date with respect to that Schedule.

Lessee shall pay to Lessor all Rent during the Term of the Lease plus such additional amounts as are due Lessor under the Lease. Rent shall be paid as designated in the applicable Schedule in arrears on the first day of each Payment Period beginning with the second Payment Period ("RENT PAYMENT DATE"). Lessee shall pay to Lessor, on demand, interim Rent prorated daily based on a 360-day year for each day from and including the Commencement Date to and including the fifteenth (15th) day of the month following the Commencement Date.

Whenever any payment of Rent or other amount is not made within ten (10) days after the date when due, Lessee agrees to pay (as a fee to offset Lessor's collection and administrative expenses) one and one-half percent (1 1/2%) of each such overdue amount (consistent with and not in addition to the Default
Rate), but not exceeding the lawful maximum, if any. All payments shall be payable to Lessor in U.S. dollars at Lessor's address set forth in Section 11 of the Schedule or such other place as Lessor directs in writing.

Without the prior written consent of Lessor, Lessee shall not be permitted to prepay Rent with respect to any Lease until after the third (3rd) anniversary of the applicable Commencement Date unless a Change in Control of Lessee has occurred, in which case, prepayment of Rent by Lessee for any Lease shall be permitted after the second (2nd) anniversary of the applicable Commencement Date. Any such prepayment shall be made with respect to all, but not less than all, Equipment covered by a given Lease and shall occur on a Payment Date after ninety (90) days irrevocable written notice to Lessor.

8. DELIVERY: All transportation, delivery and installation costs (unless included in the Price) are the sole responsibility of Lessee. As between Lessee and Lessor, Lessee assumes all risk of loss and damage if the Supplier fails to deliver or delays in the delivery of any System, or if any System is unsatisfactory for any reason.

9. NET LEASE: Lessee's obligations under each Lease are absolute, unconditional and non-cancelable and shall not be subject to any delay, reduction, setoff, defense, counterclaim or recoupment for any reason including any failure of any System, or any misrepresentation of any supplier, manufacturer, installer, vendor or distributor. Lessor is not responsible for the delivery, installation, maintenance or operation of any System.

10. SUPPLIER AND THIRD PARTY WARRANTIES: Except as set forth in Section 5, Supplier and other third-party warranties, if any, remain with Lessee. Lessee agrees to pursue any warranty claim directly against such third party and shall not pursue any such claim against Lessor. Lessee shall continue to pay Lessor all amounts payable under any Lease under any and all circumstances.

11. QUIET ENJOYMENT: Lessor shall not interfere with Lessee's quiet enjoyment and use of the System during the Term if no Event of Default has occurred and is continuing.

12. TAXES AND FEES: Lessee shall promptly reimburse Lessor as additional Rent, or shall pay directly, if so requested by Lessor, all license and registration fees, sales, use, personal property taxes and all other taxes and charges imposed by any federal, state, or local

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

governmental or taxing authority, relating to the purchase, ownership, leasing, or use of the System during the Term or the Rent whether such taxes are assessed against Lessor or Lessee excluding, however, all taxes computed upon the net income of Lessor.

13. REPRESENTATION AND WARRANTIES: In addition to the other representations and warranties contained in any Lease or other instrument, agreement, report, certification or other document delivered by Lessee to Lessor, Lessee hereby represents and warrants to Lessor as follows:

         (a) Lessee is a duly organized corporation, validly existing and in good standing under the laws of the state of its formation. Lessee is duly qualified to do business and is in good standing in any jurisdiction where failure to be so qualified would reasonably be expected to have a Material Adverse Effect.

         (b) Lessee has all requisite right, power and authority to execute and deliver to perform its obligations under this Agreement, any Lease entered into pursuant to this Agreement and all related Lease documents (collectively, "LEASE DOCUMENTS"). Lessee's execution, delivery and performance of the Lease Documents have been duly and validly authorized by all necessary proceedings on the part of Lessee.

         (c) All Lease Documents have been or will be duly and validly executed and delivered by Lessee and constitute, or when executed and delivered will constitute, the legal, valid and binding obligations of Lessee enforceable in accordance with the terms hereof and thereof, except as limited by bankruptcy, insolvency, reorganization or other similar laws or equitable principles.

         (d) No authorization, consent, approval, license, exemption or other action by, and no legislation, qualification, declaration or filing with any Governmental Authority is or will be necessary in connection with the execution and delivery of the Lease Documents, consummation of the transactions herein contemplated, performance of or compliance by Lessee with the terms and conditions hereof or thereof or the legality, validity and enforceability hereof or thereof where the failure to obtain such consent could reasonably be expected to have a Material Adverse Effect.

         (e) The execution and delivery of the Lease Documents, the consummation of the transactions contemplated herein and the performance of or compliance with the terms and conditions hereof or thereof by Lessee do not and will not
(i) violate any applicable law including any rule, order, injunction, writ, decree or award; (ii) conflict with or result in the termination of or a material breach of or a default under any governing document of Lessee or any agreement or instrument to which Lessee is a party or by which Lessee or its properties is bound, including, without limitation, any Supplier Agreements; or
(iii) result in the creation or imposition of any lien upon any property (now owned or hereafter acquired) of Lessee except as otherwise contemplated by this Agreement and any Schedule hereto.

         (f) Lessees have furnished to Lessor the consolidated financial statements of ITC/\DeltaCom, Inc. and its Subsidiaries for the period ending September 30, 2000, and, if applicable, the related statements of income and retained earnings and cash flow for the fiscal period then ended. Such financial statements (including the notes thereto) present fairly the financial condition of Lessee and its Subsidiaries (if any) on a consolidated basis as of the end of such fiscal period and the results of its operations and the cash flow for the fiscal period then ended, all in conformity with GAAP applied on a basis consistent with that of the preceding fiscal period. The projections in the form of the business plan referred to in Section 3(b) and pro forma financial statements delivered by Lessee to Lessor were prepared in good faith, based on reasonable assumptions. From December 31, 1999, the business of Lessee has been conducted only in the ordinary and usual course, consistent with past practices, and there has been no material adverse change in the business, operations, financial condition, or prospects of Lessee, individually, or Lessee and its Subsidiaries taken as a whole.

         (g) No event has occurred and is continuing and no condition exists which would constitute an Event of Default. Lessee is not in violation of any term of its organizational documents. No default or event, which with the giving of notice or the passage of time would be a default, has occurred under any Supplier Agreements or any other material agreement or instruments to which it or any Subsidiary is a party or by which its or any Subsidiary's properties are bound. Lessee has fully and timely performed all its material obligations thereunder. The right, title and interest of Lessee thereunder is not subject to any defense, offset, counterclaim or claim, and none of the foregoing has been asserted or alleged against Lessee with respect to any of the Supplier Agreements and with respect to such other material agreements or instruments except in respect of such defaults, defenses, offsets, counterclaims and claims that would not have a Material Adverse Effect.

         (h) All authorizations, consents, approvals, and licenses necessary or desirable for the conduct of the business of Lessee and its Subsidiaries have been obtained and are in full force and effect except where the failure to obtain such authorizations, consents, approvals and licenses would not reasonably be expected to have a Material Adverse Effect.

         (i) No suits, actions or proceedings are pending or to Lessee's knowledge threatened by or before any Governmental Authority against Lessee or any of its Subsidiaries and there is no claim that is or would be subject to disclosure under the AICPA Statement on Contingent Liabilities against or affecting Lessee or any of its Subsidiaries.

         (j) Lessee has paid all required taxes and discharged its liabilities with respect thereto as and when due except in the case of taxes and liabilities being contested in good faith by appropriate proceedings and in respect of which all appropriate reserves have been made in the accounts of Lessee.

         (k) Lessee has made and keeps books, records and accounts which are reasonably detailed, and accurately and fairly reflect (or in the case of financial books, records and accounts, fairly present) its transactions and dispositions of its assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         (l) No representation or warranty made by Lessee in any Lease Documents, or any Subsidiary in any Guaranty, and no statement made by Lessee in any financial statement, business plan, certificate, report, exhibit or document furnished by Lessee to Lessor pursuant to or in connection with this Agreement is false or misleading as of the date made in any material respect (including by omission of material information necessary to make such representation, warranty or statement not misleading).

         (m) Lessee owns or possesses the right to use all patents, trademarks, service marks, trade names, copyrights, know-how, franchises, software and Software licenses, free from restrictions, which are necessary for the operation of its business except where the failure to own or possess the right to use any of the foregoing could not reasonably be expected to have a Material Adverse Effect.

         (n) The provisions of each Lease are, or will be, when executed and delivered by Lessee, effective to create in favor of Lessor a legal, valid and enforceable security interest in the right, title, estate and interest of Lessee in each System and, when the recordings and filings with the appropriate Governmental Authority in the jurisdiction in which the System is from time to time located are made, will create a perfected security interest in all right, title, estate and interest of Lessee in each System subject to each Lease, prior and superior to all other liens, and enforceable against creditors of and purchasers from Lessee.

         (o) The places where records of Lessee concerning the Systems are located are at Anniston, Alabama and West Point, Georgia.

         (p) Lessee and its Subsidiaries are in compliance with all environmental laws, regulations, rules, ordinances, permits, orders, and other requirements applicable to Lessee and its Subsidiaries and their respective operations and the real or personal property owned, leased or operated by Lessee and its Subsidiaries, including without limitation, all such laws governing use of real property or the employment, generation, use, storage, disposal or transportation of toxic or hazardous substances or wastes where any non-compliance could reasonably be expected to have a Material Adverse Effect. Lessee has not received notice of, and is not aware of, any violations or alleged violations, or any liability or asserted liability, under any such environmental laws, with respect to Lessee, its Subsidiaries, or their respective businesses or their respective properties where any such violation could reasonably be expected to have a Material Adverse Effect.

         (q) Lessee is a wholly owned Subsidiary of Interstate FiberNet, Inc., a Delaware corporation, a wholly owned Subsidiary of ITC/\ Deltacom, Inc., a Delaware corporation.

         (r) Lessee represents, warrants and covenants that (i) the Leases are Capitalized Leases (as defined in the Senior Credit Agreement and for purposes of Section 5.02(b)(iii) of the Senior Credit Agreement), (ii) Lessee has not, and by this Schedule will not, exceed the requirements of Section 5.02(b)(iii) of the Senior Credit Agreement and (iii) no Event of Default (as defined in the Senior Credit Agreement) has occurred and is continuing,

14. COVENANTS: (a) AFFIRMATIVE COVENANTS. In addition to other covenants set forth herein, Lessee hereby agrees that from the date hereof until all amounts owing to Lessor under all Leases are irrevocably paid in full, Lessee shall keep and perform fully each and all of the following covenants.

         (i) Lessee shall maintain its existence as a corporation. Lessee shall qualify and remain qualified and in good standing in each jurisdiction in which failure to receive or retain such qualification would have a Material Adverse Effect on the business, operations or financial condition of Lessee individually or Lessee and its Subsidiaries taken as a whole.

         (ii) Lessee shall comply (and shall procure that its Subsidiaries shall comply) in all respects with all laws and regulations applicable to Lessee, its Subsidiaries, or their respective properties (including, without limitation, any applicable employee benefit law, and tax law, securities law, product safety law, occupational safety or health law, communications and utilities law, environmental protection or pollution control law, and hazardous waste or toxic substances management, handling or disposal law); provided however, Lessee shall not be deemed to be in violation of this Section as a result of any failure to comply if such failure would not result in fines, penalties, injunctive relief or other civil or criminal liabilities in excess of $250,000 or if the failure would not have a Material Adverse Effect.

         (iii) Lessee shall (and shall procure that its Subsidiaries shall) at all times obtain and maintain in force all authorizations, permits, consents, approvals, licenses, franchises, exemptions and other action by, and all registrations, qualification, designations, declarations and other filings with, any Governmental Authority necessary in connection with execution and delivery of this Agreement, consummation of the transactions herein or therein contemplated, performance of or compliance with the terms and condition hereof or thereof or to ensure the legality, validity and enforceability hereof or thereof or to carry out its business and the business of its Subsidiaries; provided that Lessee shall not be deemed to be in violation of this Section as a result of any failure to comply which would not have a Material Adverse Effect.

         (iv) Lessee shall pay any required taxes and discharge its liabilities as and when due except for taxes and liabilities being contested in good faith by appropriate proceedings and in respect of which appropriate reserves have been made in the accounts of Lessee.

         (v) Lessee shall comply in all material respects with the terms of the Supplier Agreements and all other material agreements or instruments to which it is a party or by which it or any of its properties are bound.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         (vi) Lessee shall obtain the written consent of Lessor prior to the publication or use by Lessee of any advertising, sales promotion, press releases or other publicity matters in which Lessor's name or logos of Lessor are mentioned or can be reasonably inferred.

         (vii) Lessee shall, promptly upon Lessee becoming aware thereof, give Lessor written notice of the following together with, in each case, a written statement of a responsible officer of Lessee setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by Lessee:

             (A) the occurrence of any Event of Default or any event which, with the giving of notice or passage of time or both, would constitute an Event of Default;

             (B) any Material Adverse Effect on Lessee, individually or Lessee and its Subsidiaries taken as a whole;

             (C) any material change in (including a termination of or default under) any of the Supplier Agreements and any material default by Lessee or any of its Subsidiaries under any other agreement or instrument to which Lessee or its Subsidiary is a party, or by which Lessee, its Subsidiary, or any of their respective properties may be bound, if such agreement or instrument or the consequences of such default would result in a Material Adverse Effect;

             (D) any lien asserted against any of the Systems, any material change in the composition of the Systems, or the occurrence of any other event which would have a material adverse effect on the value of the System or on Lessor's interest therein; and

             (E) within 15 days thereof, the establishment or acquisition of any Material Subsidiary of Lessee or a Subsidiary of Lessee becoming a Material Subsidiary or the acquisition or purchase of all or substantially all of the business, assets, customers or operations of any other entity.

         (viii) Lessee shall use best efforts to obtain Landlord Waivers in any instance where such has been requested by Lessor as a condition precedent but which has not been obtained prior to Closing or funding, respectively.

         (b) NEGATIVE COVENANTS. In addition to the other negative covenants set forth herein, Lessee hereby agrees that from the date hereof until all amounts owing to Lessor under all Leases are irrevocably paid in full, Lessee shall keep and perform fully each and all of the following covenants.

         (i) Lessee shall not terminate any Supplier Agreements with respect to any Equipment or Software without the prior written consent of Lessor, consent not to be unreasonably withheld.

         (ii) Lessee shall not change its name or without giving Lessor at least thirty (30) days advance written notice of such change, and ensuring that any steps that Lessor may deem necessary to continue the perfection and priority of Lessor's security interest in any System shall have been taken.

         (iii) Lessee shall not, directly or indirectly, consolidate with or merge with or into, any Person without in each case the written prior consent of Lessor, consent not to be unreasonably withheld.

         (iv) Lessee shall not change the fiscal year end of Lessee from December 31, except with the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed.

         (v) Lessee shall not amend, restate or otherwise modify, directly or indirectly, or violate any terms of any of the Supplier Agreements without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed.

         (vi) Lessee shall not engage in any other material transaction or material series of related transactions with or for the benefit of any Affiliate of Lessee except for such transactions that are disclosed in writing to Lessor and that are on terms no more favorable to such Affiliate than would have been obtainable in an arm's length transaction with a Person who is not an Affiliate.

15. DISCLAIMER OF WARRANTIES AND DAMAGES: LESSEE ACKNOWLEDGES THAT (A) THE SIZE, DESIGN, AND CAPACITY OF EACH SYSTEM AND THE MANUFACTURER AND SUPPLIER THEREOF HAVE BEEN SELECTED BY LESSEE; (B) LESSOR IS NOT A MANUFACTURER, SUPPLIER, DEALER, DISTRIBUTOR OR INSTALLER OF ANY SYSTEM; (C) NO MANUFACTURER OR SUPPLIER OR ANY OF THEIR REPRESENTATIVES IS AN AGENT OF LESSOR OR AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF ANY LEASE; AND (D) EXCEPT FOR LESSOR'S WARRANTY OF QUIET ENJOYMENT SET FORTH IN SECTION 11, LESSOR HAS NOT MADE, AND DOES NOT HEREBY MAKE, ANY REPRESENTATION, WARRANTY OR COVENANT, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER INCLUDING, WITHOUT LIMITATION, THE DESIGN, QUALITY, CAPACITY, MATERIAL, WORKMANSHIP, OPERATION, CONDITION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, HIDDEN OR LATENT DEFECTS, OR AS TO ANY PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT. AS BETWEEN LESSEE AND LESSOR, LESSEE LEASES EACH SYSTEM "AS IS, WHERE IS, WITH ALL FAULTS."

LESSOR SHALL HAVE NO LIABILITY TO LESSEE OR ANY THIRD PARTY FOR ANY SPECIAL, DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY SORT INCLUDING, WITHOUT LIMITATION, DAMAGES FOR PERSONAL INJURY, LOSS OF PROFITS OR SAVINGS, LOSS OF USE, OR ANY OTHER DAMAGES, WHETHER BASED ON STRICT LIABILITY OR NEGLIGENCE, WHETHER RESULTING FROM USE OF A SYSTEM OR OTHERWISE, EXCEPT FOR DIRECT, SPECIFIC DAMAGES FOR LESSOR'S BREACH OF A LEASE OR FOR PERSONAL INJURY OR PROPERTY DAMAGE TO THE EXTENT CAUSED BY LESSOR'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ARTICLE 2A OF THE UCC MAY APPLY TO A LEASE AND LESSEE MAY HAVE CERTAIN RIGHTS THEREUNDER. IF SO, LESSEE ACKNOWLEDGES THAT SUCH A LEASE IS A FINANCE LEASE AS DEFINED IN UCC SS.2A-103. TO THE EXTENT PERMITTED BY LAW, LESSEE HEREBY WAIVES, BUT NOT WITH REGARD TO ANY SUPPLIER AND THEIR SUCCESSORS AND ASSIGNS, ANY RIGHTS OR REMEDIES LESSEE MAY HAVE AGAINST LESSOR UNDER UCC SS.SS. 2A-508 THROUGH 522 INCLUDING, WITHOUT LIMITATION, RIGHTS OF REJECTION, REVOCATION, CANCELLATION, RETENTION OF SECURITY INTERESTS, AND RECOVERY FOR BREACH OF WARRANTY.

16. INSURANCE: At its expense, Lessee shall keep each System insured against all risks of loss and damage for an amount equal to the installed replacement cost of such System with Lessor named as a loss payee. Lessee shall also maintain comprehensive general liability insurance, with Lessor named as an additional insured. All insurance policies shall be with an insurer having a rating of "B+" or better by A.M. Best Company, Inc., and be in such form, amount and deductibles as are reasonably satisfactory to Lessor. Each such policy must state by endorsement that the insurer shall give Lessor not less than thirty
(30) days prior written notice of any amendment, renewal or cancellation thereof as it relates to a Lease or a System. Lessee shall, upon request, furnish to Lessor satisfactory evidence that such insurance coverage is in effect. Lessee may self insure for such coverages only with Lessor's prior written consent.

17. CASUALTY: If any System, in whole or in part, is lost, stolen, damaged or destroyed, or is taken in any condemnation or similar proceeding (an "EVENT OF Loss"), Lessee shall notify Lessor in writing within ten (10) days of such Event of Loss. Lessee shall, at its option (a) promptly place the affected Equipment and Software in good condition and working order, (b) promptly replace the affected item with like equipment or software in good condition and transfer clear title and any sublicense to Lessor, or (c) pay to Lessor, within thirty
(30) days of the Event of Loss, an amount equal to the SLV for such affected Equipment or Software plus any other unpaid amounts then due under the Lease. If an Event of Loss occurs as to part of a System for which the SLV is paid, a prorata amount of Rent shall abate from the date the SLV payment is received by Lessor. Upon payment of the SLV, title to the applicable Equipment and the sublicense to the applicable Software shall pass to Lessee with no warranties, subject to the rights, if any, of the insurer.

If Lessor receives any insurance proceeds and Lessee elects not to repair or replace, Lessor shall apply such proceeds toward the payment of the SLV with any remaining sums to be delivered to Lessee.

18. INDEMNITY: Lessee shall indemnify Lessor against, and hold Lessor harmless from, and covenants to defend Lessor against, any and all losses, claims, liens, encumbrances, suits, damages, and liabilities (and all costs and expenses including, without limitation, reasonable attorneys' fees) related to the Lease including, without limitation, the selection, purchase, delivery, ownership, condition, use, operation of a System, or violation of a Software sublicense, or arising by operation of law (excluding any of the foregoing to the extent caused by the gross negligence or willful misconduct of Lessor). Lessee shall assume full responsibility for or, at Lessor's sole option, reimburse Lessor for the defense thereof. This Section shall survive the termination of the Lease but not longer than the applicable statute of limitations.

19. DEFAULT: Any of the following shall constitute an Event of Default: (a) Lessee fails to pay any Rent or other amount when due under a Lease that is not paid within ten (10) days of such failure; (b) a breach of any terms of any Guaranty has occurred, (c) any representation or warranty made by Lessee herein or in any Lease, or by any of Lessee's Subsidiaries in any Guaranty or any other related document or any statement made by Lessee or any Subsidiary of Lessee in any financial statement, certificate, report, exhibit or document furnished by Lessee to Lessor pursuant to this Agreement or any Guaranty proves to have been untrue, incomplete, false or misleading in any material respect as of the time when made or repeated (including by omission of material information necessary to make such representation, warranty or statement not misleading) and such untruth, incompleteness, falsity, misleading statement or omission is not corrected or remedied to the satisfaction of Lessor within thirty (30) days after the giving or repeating of such representation or warranty; (d) Lessee defaults in the performance or observance of any condition, indemnification or covenant contained herein or in any Lease and such default continues for a period of thirty (30) days thereafter; (e) Lessee makes or attempts to make a Transfer without Lessor's prior written consent; (f) Lessee dissolves or ceases to do business as a going concern; (g) Lessee sells, transfers or otherwise disposes of, in one or a series of transactions, all or a material portion of its assets, whether now owned or hereafter acquired, or the percentage ownership of the stock and other equity interests of Lessee beneficially owned by Interstate FiberNet, Inc. is less than one hundred percent (100%), or a Change in Control with respect to Lessee occurs, or any transaction is entered into which would constitute a Change in Control without Lessor's prior written consent; (h) Lessee or any other Subsidiary of Lessee becomes insolvent, makes an assignment for the benefit of creditors, files a voluntary petition or has an involuntary petition filed or action commenced against it under the United States Bankruptcy Code or any similar federal or state law and in respect of an involuntary petition such petition is not dismissed on or before 60 days after the filing thereof; (i) Lessee fails to perform in all material respects its obligations under any other lease or agreement with Lessor after the expiration of any applicable cure or grace periods, (j) a default, or event or condition, which with the notice or lapse of time or both would become an event of default, occurs that gives a creditor of Lessee or any of its Subsidiaries the right to declare an event of default (howsoever defined) and/or accelerate payment with respect of any obligation of Lessee or any of its Subsidiaries for borrowed money in excess of $250,000 (including capitalized or operating lease obligations), (k) any of the Supplier Agreements is terminated by Lessee for any reason whatsoever without the prior written consent of Lessor, consent not to be unreasonably withheld, or (l) a lien, whether voluntary or involuntary, is attached to all or any part of the System by any Person other than Lessor (unless such lien is adequately bonded in an amount and on terms satisfactory to Lessor within 10 days).

20. REMEDIES: If an Event of Default has occurred, Lessor shall have the right to exercise one or more of the following remedies set forth below in addition to any other rights and remedies it may have under any Lease and under law. Lessor may (a) terminate and/or declare an Event of Default under any Lease or other agreement with Lessee, (b) recover from Lessee all Rent and any and all amounts then due and unpaid and (c) recover from Lessee all Rent and other amounts to become due, by acceleration or otherwise (plus, if the System is not returned in accordance with Section 9 of the applicable Schedule, an amount equal to the Estimated FMV). The amounts described in subsection (c) shall be present valued using the Discount Rate. The amounts set forth in subsections (b) and (c) above shall be the agreed upon damages ("LESSOR'S LOSS"). Lessor may also charge Lessee interest on Lessor's Loss from the date of the Event of Default until paid

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

at the rate of one and one-half percent (1 1/2%) per month, but in no event more than the maximum rate permitted by law ("DEFAULT RATE"); demand Lessee return any System to Lessor in the manner provided in Section 9 of the Schedule; and take possession of, render unusable, or disable any System wherever located, with or without demand or notice or any court order or any process by law.

Upon repossession or return of a System, Lessor shall have the right to sell, lease or otherwise dispose of the System, with or without notice and by public or private sale, and shall apply the proceeds thereof, if any, toward Lessor's Loss but only after deducting from such proceeds (a) in the case of any reletting of the System, the rent due for any period beyond the scheduled expiration of the Lease; (b) in the case of sale, the Estimated FMV; and (c) all reasonable expenses incurred by Lessor in repossessing, refurbishing and remarketing of the System and in enforcing any remedy including, without limitation, reasonable attorneys' fees and court costs. If the net proceeds available after the permitted deductions are less than Lessor's Loss, Lessee shall pay Lessor any deficiency. No right or remedy is exclusive of any other provided herein or permitted by law or equity. All rights and remedies shall be cumulative and may be enforced concurrently or individually from time to time.

21. ASSIGNMENT: Lessor may, without notice to or the consent of Lessee, sell, assign, grant a security interest in, or pledge its interest in all or a portion of a System and/or a Lease and any amounts payable hereunder to any third party ("ASSIGNEE"). Lessee shall, if directed, pay all Rent and other amounts due to Assignee free from any claim or counterclaim, defense or other right which Lessee may have against Lessor. Lessor shall be relieved of its future obligations under the Lease as a result of such assignment if Lessor assigns to Assignee its interest in the System and Assignee assumes Lessor's future obligations. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN, SUBLEASE, TRANSFER, PLEDGE, MORTGAGE OR OTHERWISE ENCUMBER ("TRANSFER") ANY SYSTEM OR ANY LEASE OR ANY OF ITS RIGHTS THEREIN OR OBLIGATIONS THEREUNDER OR PERMIT ANY LEVY, LIEN OR ENCUMBRANCE THEREON. Any non-consensual Transfer by Lessee shall be void ab initio. No Transfer shall relieve Lessee of any of its obligations under a Lease.

22. JURISDICTION, GOVERNING LAW AND WAIVER OF JURY TRIAL: THIS AGREEMENT AND EACH LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. BOTH PARTIES WAIVE ALL RIGHTS TO A JURY TRIAL TO THE EXTENT PERMITTED BY LAW. Lessee hereby submits for the benefit of Lessor to the jurisdiction of the state and federal courts in the State of New York in connection with all action and proceeding arising under or in connection with any of this Agreement and the Leases.

23. MISCELLANEOUS: (a) Any failure of Lessor to require strict performance by Lessee, or any waiver by Lessor of any provision of a Lease, shall not be construed as a consent to or waiver of any other breach of the same or of any other provision. (b) If there is more than one Lessee, the obligations of each Lessee are joint and several. (c) Lessee agrees to execute and deliver within ten (10) days of its receipt of a written request therefor, any documents necessary, in Lessor's reasonable opinion, to evidence the intent of a Lease, and/or to protect Lessor's interest in a System. Lessee appoints Lessor as its attorney-in-fact for the sole purpose of executing and delivering any UCC financing statements. (d) If any provision shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired. (e) In the event Lessee fails to pay or perform any obligations under a Lease, upon giving Lessee ten (10) days prior written notice, Lessor may, at its option, pay or perform such obligation. Lessee shall reimburse Lessor for any payment made or expense reasonably incurred by Lessor in connection therewith together with interest thereon accruing until paid at the Default Rate not to exceed the maximum rate permitted by law. (f) Time is of the essence in each Lease. (g) Lessee shall pay Lessor all reasonable costs and expenses, including reasonable attorneys' and collection fees, incurred by Lessor in enforcing the terms and conditions of a Lease or in protecting Lessor's rights and interests in a Lease or a System. (h) LESSOR INTENDS TO COMPLY WITH ALL APPLICABLE LAWS, INCLUDING THOSE CONCERNING THE REGULATION OF INTEREST. Therefore, no lease charge, late charge, fee or interest, if applicable, is intended to exceed the maximum amount permitted to be charged or collected by applicable law. If one or more of such charges exceed such maximum, then such charges will be reduced to the legally permitted maximum charge and any excess charge will be used to reduce the future Rent and/or the Price of the System or refunded. (i) Each Lease may be executed by one or more of the parties on any number of separate counterparts (which may be originals or copies sent by facsimile transmission), each of which counterparts shall be an original. At Lessor's election, any executed Lease document may be transmitted by Lessee to Lessor by facsimile transmission. If Lessor executes that faxed document, the parties intend that the faxed signature of Lessee constitute an original signature and that the faxed document containing the signatures (original or faxed) of the parties is binding on the parties. (j) Unless explicitly otherwise agreed to in a Lease, if Lessee is required to pay Lessor any amount other than Rent or the SLV, Lessee agrees to pay such amounts within ten (10) days of its receipt of an invoice, request and/or demand therefor. (k) Each Lease constitutes the entire agreement between Lessor and Lessee with respect to the subject matter thereof and supersedes all previous writings and understandings between Lessee and Lessor relative to a System and the lease thereof. (l) No agent, employee, or representative of Lessor has any authority to bind Lessor to any representation or warranty concerning any System and, unless such representation or warranty is specifically included in a Lease, it shall not be enforceable by Lessee against Lessor. (m) References to agreements, documents or instruments hereunder shall include, where the context so requires, references to such agreements, documents and instruments as amended, supplemented or varied from time to time (where applicable in accordance with the terms of this Agreement).

24. CONFIDENTIALITY: Lessee agrees that it will obtain Lessor's prior written consent before using or generating any press release, advertisement, publicity materials or other publication in which the name or logo of Lessor is used or may be reasonably inferred, and will not distribute any such materials in the absence of such prior written consent.

Lessor and Lessee agree to treat the terms of this Agreement and any information provided by either in connection with this Agreement or any Leases as confidential, use such information solely for the purposes of this Agreement and any Leases, and not, without the prior written consent of the other party, disclose, or cause to be disclosed such information. The foregoing shall not apply: (a) to information received by a party that is or becomes generally available to the public other than as a result of a breach by such party of this
Section 25; (b) to information that is hereafter lawfully acquired by a party on a non-confidential basis from a source that is not providing such information in violation of a confidentiality or similar agreement to any person; (c) to information known to such party prior to receipt thereof

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

from the other party; (d) to disclosure of information to advisors and affiliates of Lessee or Lessor or to the Supplier; and (e) to disclosure of information pursuant to a court order or a requirement of law or regulation.

            [The remainder of this page is intentionally left blank.]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 EXCEPT AS OTHERWISE PROVIDED IN SECTION 7 OF THIS AGREEMENT AND SECTIONS 2 AND
   8 OF A SCHEDULE, ANY MODIFICATIONS, AMENDMENTS OR WAIVERS TO A LEASE SHALL
          BE EFFECTIVE ONLY IF MUTUALLY AGREED UPON IN A WRITING, DULY
             EXECUTED BY AUTHORIZED REPRESENTATIVES OF THE PARTIES.

--------------------------------------------------------------------------------
NTFC CAPITAL CORPORATION,                   ITC/\ DELTACOM COMMUNICATIONS, INC.,
AS LESSOR                                   AS LESSEE


BY /s/ Brian T. Battaglia                   BY /s/ Doug Shumate
  ---------------------------------------     ----------------------------------
      AUTHORIZED REPRESENTATIVE                    AUTHORIZED REPRESENTATIVE

PRINT NAME  Brian T. Battaglia              PRINT NAME  Doug Shumate
          -------------------------------             --------------------------

TITLE  Sr. Vice President  DATE  12/29/00     TITLE  SNR VP CFO  DATE 12/29/00
     --------------------      ----------          ------------      -----------

-----------------------------------------
INTERSTATE FIBERNET, INC.,

AS LESSEE

BY /s/ Doug Shumate
  ---------------------------------------
     AUTHORIZED REPRESENTATIVE

PRINT NAME  Doug Shumate
          -------------------------------

TITLE  SNR VP CFO  DATE 12/29/00
     ------------      ------------------


                    SIGNATURE PAGE TO MASTER LEASE AGREEMENT



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lessor   NTFC Capital Corporation or its affiliate, successor or assign

                                                               Definitions Annex

--------------------------------------------------------------------------------
Lessee   ITC/\DeltaCom Communications, Inc. and                Agreement No.
         Interstate FiberNet, Inc.
         (each a "Lessee")

================================================================================


Contemporaneously with entering into the Agreement referenced above, Lessor and Lessee hereby agree to the following:

     "Affiliate" means any Person, any second Person directly or indirectly controlling, controlled by, or under common control with that Person, or related to such Person by blood, marriage or adoption. A Person shall be deemed to control another Person if such first person possesses, directly or indirectly, the power to direct, or to cause the direction of, the management and policies of such other Person, whether through ownership of voting securities, by contract or otherwise. "Affiliates" shall also include any owners.

     "AICPA" means the American Institute of Certified Public Accountants or any organization, agency or instrumentality succeeding to its function.

     "Capital Lease" means any lease of any property (whether real, personal or mixed) by Lessee or any Subsidiary of Lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of Lessee or any Subsidiary of Lessee.

     "Capital Lease Obligation" means with respect to any Capital Lease of Lessee or any Subsidiary of Lessee, the amount of the obligation of Lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such Lessee or any Subsidiary of Lessee in respect of such Capital Lease.

     "Change in Control" means for any Person, an occurrence whereupon the shareholders controlling, directly or indirectly, a majority of the voting power of the Stock of such Person as of the Closing Date, fail, in the aggregate, to own or control, directly or indirectly, Stock representing more voting power than any other Person or group, within the meaning of Regulation 13D under the Securities Exchange Act of 1934 as amended.

     "Closing Date" has the meaning set out in Section 3 of the Agreement.

     "Commencement Date" has the meaning set out in Section 6 of the Agreement.

     "Default Rate" has the meaning set out in Section 20 of the Agreement.

     "Discount Rate" means five percent (5%) per annum or, if such rate is not permitted by law, then the lowest permitted rate. "EBITDA" means, for any period, the sum of consolidated net income (excluding extraordinary gains and losses, any income derived from sources which are disputing amounts payable to Lessee or any Subsidiary of Lessee), plus depreciation, amortization, Interest Expense, and provision for income taxes, less Interest Income of Lessee and its Subsidiaries.

     "Equipment" has the meaning set out in Section 1 of the Agreement.

     "Estimated FMV" means, with respect to any Equipment and Software, Lessor's reasonable estimate of the installed fair market value of the affected Equipment and/or Software at the end of the applicable Term.

     "Event of Default" means any of the events set out in Section 19 of the Agreement.

     "Event of Loss" has the meaning set out in Section 17 of the Agreement.

     "GAAP" means generally accepted accounting principles in the United States of America (as such principles may change from time to time) applied on a consistent basis (except for changes in application in which Lessee's independent certified public accountants concur), applied both to classification of items and amounts.

     "Governmental Authority" means any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     "Guaranty" means any unconditional, continuing guaranty of payment and performance of all of Lessee's obligations in form and substance satisfactory to Lessor.

     "Installation Site" means, with respect to a System or part thereof under a Lease, the meaning set out with respect thereto in the applicable Schedule.

     "Interest Expense" means, for any period, the aggregate amount of interest, interest rate hedging costs and accrued fees (excluding upfront or closing fees) paid or payable during such period by Lessee, Lessee Parent and its Subsidiaries and any guarantor(s) in respect of Total Debt.

     "Interest Income" means, for any period, the aggregate amount of interest earned during such period on cash, cash equivalents or interest bearing marketable investment grade securities with maturities of three months or less from issue held by Lessee and its Subsidiaries free of any claims or encumbrances.

     "JCO" means, with respect to a System, a job change order.

     "Lease" has the meaning set out in Section 1 of the Agreement.

     "Lease Documents" has the meaning set out in Section 13(b) of the Agreement.

     "Lease Rate Factor" means, with respect to a Lease, the meaning set out with respect thereto in the applicable Schedule.

     "Lessee Parent" means Interstate FiberNet, Inc., a Delaware corporation or its Affiliate, successor or assign.

     "Lessor's Loss" has the meaning set out in Section 20 of the Agreement.

     "Material Adverse Effect" means a material adverse effect on, or material adverse change in, in all cases whether attributable to a single event or an aggregation of circumstances or events, (i) the business, operations, financial condition or prospects of Lessee, individually, or Lessee and its Subsidiaries taken as a whole, (ii) the ability of Lessee to perform its obligations under any Lease, or (iii) Lessor's ability to enforce the rights and remedies granted under any Lease or Lease Document or any Guaranty.

     "Notification Date" has the meaning set out in Section 6 of the Agreement.

     "Payment Period" means, with respect to a Lease, the meaning set out with respect thereto in the applicable Schedule.

     "Person" means any individual, corporation, limited liability company, partnership, business or other trust, unincorporated association, joint venture, joint-stock company, Governmental Authority or any other entity.

     "Price" has the meaning set out in Section 2 of the Agreement.

     "Product Computing Loads" means, with respect to a Lease, the meaning set out with respect thereto in the applicable schedule.

     "Ratio of Total Debt to Total Contributed Equity" means (i) Total Debt divided by (ii) Total Contributed Equity.

     "Rent" means, with respect to a Lease, the meaning set out with respect thereto in the applicable Schedule.

     "Rent Payment Date" has the meaning set out in Section 7 of the Agreement.

     "Reporting Date" means each of the dates set out in Schedule 1 to the Financial Covenant and Reporting Requirements Annex.

     "Rolling Twelve Month Period" means the current month end plus the preceding eleven months.

     "Schedule" has the meaning set out in Section 1 of the Agreement.

     "SLV" means, with respect to any Equipment and Software, an amount determined by Lessor to be equal to all future Rent with respect thereto from the last Rent Payment date for which Rent has been paid to the end of the applicable Term plus an amount equal to the Estimated FMV, discounted to present value at the Discount Rate.

     "Software" has the meaning set out in Section 1 of the Agreement.

     "Stock" means all shares, options, warrants, general or limited partnership or membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended), but shall not mean any such instruments issued as dividends or accreted value on issued and outstanding equity securities.

     "Subsidiary" means any corporation or other entity that is an Affiliate of such Person and of which shares of stock or equity interests having ordinary voting power with respect to the election of one or more directors or other managers of such corporation are at the time directly or indirectly owned or controlled by such Person (regardless of any contingency which does or may suspend or dilute the voting rights of such class).

     "Supplier" means Nortel Networks and such other entities identified as a supplier in a Schedule acceptable to Lessor.

     "Supplier Agreement" has the meaning set out in Section 1 of the Agreement.

     "System" has the meaning set out in Section 1 of the Agreement.

     "Term" has the meaning set out in Section 6 of the Agreement.

     "Total Contributed Equity" means all cash proceeds received by Lessee from the sale or issuance of its Stock, net of all brokers', underwriter's and advisors' fees and all other costs and expenses, including legal and printing expenses, incurred in connection with any such transaction.

     "Total Debt" means all (i) secured or unsecured indebtedness and guaranties of Lessee and its Subsidiaries plus (ii) liabilities secured by liens on property of Lessee and its Subsidiaries, including Capital Lease obligations, plus (iii) liabilities of Lessee under the Leases.

     "Transfer" has the meaning set out in Section 21 of the Agreement.

     "Treasury Yield" has the meaning set out in Section 7 of the Agreement.

     "UCC" means the Uniform Commercial Code in effect in the applicable jurisdiction.

           [The remainder of this page is intentionally left blank.]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NTFC CAPITAL CORPORATION,                     ITC/\DELTACOM COMMUNICATIONS, INC.
as Lessor                                     as Lessee

BY /s/ Brian T. Battaglia                     BY /s/ Doug Shumate
  ---------------------------------------       --------------------------------
      Authorized Representative                     Authorized Representative


PRINT NAME  Brian T. Battaglia                PRINT NAME  Doug Shumate
          -------------------------------               ------------------------

TITLE  Sr. Vice President  DATE  12/29/00     TITLE  SNR VP CFO  DATE  12/29/00
     --------------------      ----------          ------------      -----------
--------------------------------------------------------------------------------
                                              INTERSTATE FIBERNET, INC.
                                              as Lessee

                                              BY /s/ Doug Shumate
                                                --------------------------------
                                                    Authorized Representative


                                              PRINT NAME  Doug Shumate
                                                        ------------------------

                                              TITLE  SNR VP CFO  DATE  12/29/00
                                                   ------------      -----------

--------------------------------------------------------------------------------

                      SIGNATURE PAGE TO DEFINITIONS ANNEX

--------------------------------------------------------------------------------

LESSOR     NTFC CAPITAL CORPORATION OR ITS AFFILIATE,    FINANCIAL COVENANTS AND
           SUCCESSOR OR ASSIGN                           REPORTING REQUIREMENTS
                                                         ANNEX

--------------------------------------------------------------------------------
LESSEE     ITC/\DELTACOM COMMUNICATIONS, INC. AND         AGREEMENT NO.
           INTERSTATE FIBERNET, INC.
          (EACH A "LESSEE")

================================================================================


Contemporaneously with entering into the Agreement referenced above, Lessor and Lessee hereby agree to the following covenants in addition to those set forth in the Agreement:

1. FINANCIAL COVENANTS. (a) Lessee shall observe for the benefit of Lessor the negative covenants set forth in Section 5.02(b)-(p) of the $160,000,000 Credit Agreement dated as of April 5, 2000 (the "SENIOR CREDIT AGREEMENT"), and Sections 4.03, 4.04, 4.05 and 4.10 of the 11% Senior Note Indenture dated as of June 3, 1997 (the "INDENTURE"), in effect as attached hereto. Capitalized terms contained in the Senior Credit Agreement and the Indenture shall have the meanings set forth therein.

2. REPORTING REQUIREMENTS. Lessee agrees to furnish to Lessor the following financial reports from the date hereof until all amounts owing to Lessor under any Lease are irrevocably paid in full:

         (a) As soon as practicable, and in any event within ninety (90) days after the close of each fiscal year of Lessee, Lessee shall furnish or cause to be furnished to Lessor a consolidated statement of income, cash flow and retained earnings of Lessee and its Subsidiaries for such fiscal year and the consolidated balance sheet of Lessee and its Subsidiaries as of the close of such fiscal year, and notes to each, all in reasonable detail. The consolidated statements and balance sheet must be certified (without qualification) by independent certified public accountants selected by Lessee and reasonably satisfactory to Lessor. In addition, if requested by Lessor, Lessee shall furnish consolidating work papers for the statements of income and balance sheet of Lessee and an unaudited statement of all consolidating eliminations.

         (b) Within forty-five (45) days after the last business day of each quarter (other than the last quarter of each fiscal year), Lessee shall furnish to Lessor unaudited consolidated statements of income, cash flow and retained earnings for Lessee and its Subsidiaries for such month and for the period from the beginning of Lessee's then fiscal year to the end of such quarter, and an unaudited consolidated balance sheet of Lessee and its Subsidiaries of the end of such quarter, all in reasonable detail certified by a responsible officer of Lessee as presenting fairly the financial position of Lessee and its Subsidiaries as of the end of such quarter and the results of its operations and the changes in their financial position for such quarter.

         (c) As soon as practical, Lessee shall provide Lessor with such other information as Lessor may reasonably request concerning the business, operations, financial condition and prospects of Lessee and its Subsidiaries.

3. GAAP. Unless otherwise noted, the compliance with all financial covenants shall be computed using GAAP and all financial statements prepared in accordance with GAAP and on a consolidated basis, applied in a manner consistent with that of the most recent audited financial statements furnished to Lessor, subject to year end audit adjustments, unless otherwise noted.

4. COMPLIANCE CERTIFICATES. Concurrently with the delivery by Lessee to Lessor of the financial reports as required by Section 2 of this Annex, Lessee shall deliver to Lessor a certificate dated as of the end of each reporting period, signed on behalf of Lessee by a responsible officer of Lessee (i) stating that as of the date thereof no Event of Default has occurred and is continuing or exists, or if an Event of Default has occurred and is continuing or exists, specifying in detail the nature and period of existence thereof and any action with respect thereto taken or contemplated to be taken by Lessee; (ii) stating that the signer has personally reviewed all Leases and that such certificate is based on an examination made by or under the supervision of the signer sufficient to assure that such certificate is accurate; and (iii) calculating and certifying Lessee's compliance with the financial covenants set forth in
Section 1 of this Annex.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NTFC CAPITAL CORPORATION,               ITC/\DELTACOM COMMUNICATIONS, INC.,
AS LESSOR                               AS LESSEE


BY /s/ Brian T. Battaglia               BY /s/ Doug Shumate
  -----------------------------------     --------------------------------------
      AUTHORIZED REPRESENTATIVE                 AUTHORIZED REPRESENTATIVE

PRINT NAME  Brian T. Battaglia          PRINT NAME  Doug Shumate
          ---------------------------             ------------------------------
TITLE Sr. Vice Pres. DATE  12/29/00     TITLE SNR VP CFO       DATE  12/29/00
     ----------------    ------------        ------------------    -------------

--------------------------------------------------------------------------------
                                        INTERSTATE FIBERNET, INC., AS LESSEE


                                        By /s/ Doug Shumate
                                          --------------------------------------
                                               Authorized Representative

                                        Print Name  Doug Shumate
                                                  ------------------------------
                                        Title  SNR VP CFO     Date  12/29/00
                                             -----------------    --------------


     SIGNATURE PAGE TO FINANCIAL COVENANTS AND REPORTING REQUIREMENTS ANNEX

STM/183573.6
17317.00180

--------------------------------------------------------------------------------